UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
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FORM 8-K
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Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  October 21, 2014
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THERAVANCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

951 Gateway Boulevard
South San Francisco, California 94080
(650) 238-9600
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act of 1934”), or incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

GlaxoSmithKline plc (GSK) is scheduled to present data from Phase 3 studies at CHEST 2014 in Austin, Texas, to be held from October 25-30, 2014:

Efficacy and Safety of Umeclidinium/Vilanterol (UMEC/VI) Once Daily (OD) vs Fluticasone/Salmeterol Combination (FSC) Twice Daily (BD) in Patients With Moderate-to-Severe COPD and Infrequent COPD Exacerbations
Presenter:  James F. Donohue
October 26, 2014, 1:30 PM - 3:00 PM CDT

Efficacy and Safety of Once-Daily Umeclidinium Added to Fluticasone Furoate/Vilanterol in Chronic Obstructive Pulmonary Disease: Results of Two Replicate Randomized 12-Week Studies
Presenter:  Thomas M. Siler
October 28, 2014, 8:45 AM - 10:00 AM CDT

UMEC/VI is a once-daily combination treatment comprising two bronchodilators, UMEC, a long-acting muscarinic antagonist (LAMA), and VI, a long-acting beta2 agonist (LABA), in a single inhaler, the ELLIPTA®.  Fluticasone Furoate/Vilanterol (FF/VI) is a once-daily combination of a LABA and inhaled corticosteroid.  UMEC/VI and FF/VI have been developed under the 2002 LABA collaboration between Glaxo Group Limited and Theravance, Inc.  Titles and abstracts of oral presentations can be found in the CHEST Journal:
http://journal.publications.chestnet.org/issue.aspx?journalid=99&issueid=930942&direction=P

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: October 21, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Executive Officer